PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 14, 2022
to Prospectus dated May 1, 2022

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to the PSF Natural Resources Portfolio - Class I of the Prudential Series Fund available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

PSF Natural Resources Portfolio - Class I - Subadviser Removal and Addition:
Effective on or about June 15, 2022, Allianz Global Investors U.S. LLC is removed as the subadviser and T. Rowe Price Associates, Inc. is added as the subadviser to the Portfolio.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
GENPRODSUP13